UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2023

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40625	85-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 1420

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 577-0031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC
Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08. Shareholder Director Nominations.

(a) To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On June 22, 2023, Clover Leaf Capital Corp., a Delaware Corporation (the “Company”) determined that a special meeting of its stockholders will be held in lieu of its 2023 Annual Meeting of Stockholders (the “Meeting”) on or about July 19, 2023. The time and location of the Meeting will be as set forth in the Company’s definitive proxy statement for the Meeting to be filed with the Securities and Exchange Commission (the “SEC”). Pursuant to the Company’s bylaws (the “Bylaws”), stockholders seeking to bring business before the Meeting or to nominate candidates for election as directors at the Meeting must deliver such proposals or nominations to the principal executive offices of the Company at 1450 Brickell Avenue, Suite 1420 Miami, FL 33131, Attention: Chief Executive Officer, no later than June 26, 2023. Any stockholder proposal or director nominations must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws.

As previously disclosed, on April 25, 2023, the Company, received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company no longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Shares Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, on June 5, 2023, the Company submitted a plan to regain compliance with the Public Shares Requirement.

On June 16, 2023, the Company received a notice from Nasdaq indicating that Staff has determined to grant the Company an extension of time to regain compliance with the Public Shares Requirement. The terms of the extension are as follows: on or before July 31, 2023, the Company must file with the SEC and Nasdaq a public document containing its current total shares outstanding and a beneficial ownership table in accordance with SEC proxy rules.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Leaf Capital Corp.

Date: June 22, 2023	By:	/s/ Felipe MacLean
		Name:	Felipe MacLean
		Title:	Chief Executive Officer

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